UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2003

SIMULA, INC

(Exact name of registrant as specified in its chapter)

Arizona	1-12410	86-0320129

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

7822 South 46th Street, Phoenix, Arizona	85044

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 643-7233

2625 South Plaza Drive, Suite 100,         Tempe, Arizona            85282

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits. The following exhibit is included pursuant to Item 601 of Regulation S-K.

No.	Description

99.1	Registrant’s Press Release dated August 12, 2003 pertaining to earnings for the fiscal quarter ended June 30, 2003

Item 12. Results of Operation and Financial Condition

On August 12, 2003, the registrant issued a press release pertaining to earnings for the fiscal quarter ended June 30, 2003. A copy of the press release is filed herewith as Item 7, Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMULA, INC.

Dated: August 14, 2003	/s/ John A. Jenson Chief Financial Officer

EXHIBIT INDEX

Exhibits. The following exhibit is included pursuant to Item 601 of Regulation S-K

No.	Description

99.1	Registrant’s Press Release dated August 12, 2003 pertaining to earnings for the fiscal quarter ended June 30, 2003